                                                                    Exhibit 10.1

                            GLOBALOPTIONS GROUP, INC.
                        75 ROCKEFELLER PLAZA, 27TH FLOOR
                            NEW YORK, NEW YORK 10019

                                                                    June 8, 2007

North Sound Legacy International Ltd.
North Sound Legacy Institutional Fund LLC
20 Horseneck Lane
Greenwich, CT  06830

Gentlemen:

      Reference is made to the Investor Rights  Agreement,  dated as of June 28,
2006,  as amended,  among  GlobalOptions  Group,  Inc. (the  "Company")  and the
purchasers   listed  on  SCHEDULE  1  attached  thereto  (the  "Investor  Rights
Agreement") and the letter,  dated February 21, 2007 (the "North Sound Letter"), among the Company,  North Sound Legacy International Ltd. and North Sound Legacy
Institutional Fund LLC (collectively, "North Sound"). Capitalized terms used but not defined  herein shall have the meanings  given to such terms in the Investor
Rights Agreement.

      In accordance  with Section 7(h) of the Investor Rights  Agreement,  North
Sound,  which,  as of the date  hereof,  holds in  excess of a  majority  of the
Registrable Securities,  hereby waives any and all rights and remedies under the
Investor Rights  Agreement (i) with respect to the Company's  obligation,  under
Sections 2 and 3(a) of the Investor Rights  Agreement,  to keep the Registration
Statement  continuously  effective  under the  Securities  Act during the period commencing on the date hereof and ending on the earlier of (a) the effectiveness of the New  Registration  Statement (as defined  below) and (b) the date that is
120 days after the date hereof (such period,  the  "Suspension  Period") and any and all obligations that the Company may have under Sections 3(b)(i),  3(b)(ii),
3(b)(iv), 3(c)(C), 3(d), 3(e), 3(g), 3(h), 3(i), 3(j), 3(l) and (with respect to the Company's obligations when there is not an effective  Registration Statement covering  all  of the  Registrable  Securities)  7(d)  of  the  Investor  Rights
Agreement during the Suspension Period, and (ii) under Sections 7(a), 7(e), 7(f)
and 7(g)(i) of the Investor Rights  Agreement with respect to (x) any failure by the Company to perform any of such obligations during the Suspension Period, (y)
the withdrawal of the Registration Statement during the Suspension Period or (z)
the  filing  of,  and  causing  to be  declared  effective,  a new  Registration
Statement  covering  Registrable  Securities  at any time during the  Suspension
Period (the "New  Registration  Statement"),  which New  Registration  Statement shall be  deemed  to be a  Registration  Statement  for all  purposes  under the
Investor Rights Agreement.  It is acknowledged  that,  pursuant to the foregoing
waiver,  the  Company  may  withdraw  the  Registration   Statement  during  the
Suspension  Period, and such withdrawal shall not be deemed to be an Event under the Investor Rights Agreement.

      North Sound  further  acknowledges  that the Company  shall be required to include,  as to North Sound,  only the Registered  Securities (as defined in the
North Sound Letter) in the New  Registration  Statement,  and that North Sound's
Remaining  Securities (as defined in the North Sound Letter) shall be registered as contemplated in the North Sound Letter;  provided,  however, that the Company shall use its  reasonable  best  efforts  to  include  North  Sound's  Remaining
Securities in the New  Registration  Statement as and to the extent permitted by applicable  federal  securities  laws,  rules,  regulations and  interpretations thereof; provided, further, however, that the Company's inability to include any
Remaining  Securities  in  the  New  Registration   Statement  shall  not  cause
Liquidated  Damages  (as  defined in the North  Sound  Letter) to be incurred or accrue. Each of North Sound and the Company hereby reaffirms its obligations and waivers  contained  in the North Sound  Letter,  except that North Sound  hereby acknowledges that the Company's obligation to use its reasonable best efforts to file and cause to be declared  effective the Additional  Registration  Statement
(as defined in the North Sound  Letter)  shall be tolled for the duration of the
Suspension Period.

                            [Signature page follows]

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      Please  acknowledge  your  agreement  with the foregoing by signing in the spaces indicated below.

                                       Sincerely,

                                       GLOBALOPTIONS GROUP, INC.

                                       By: /s/ Harvey W. Schiller
                                           -------------------------------------
                                           Name: Harvey W. Schiller
                                           Title: Chairman and Chief Executive Officer

Acknowledged and agreed:

NORTH SOUND LEGACY INTERNATIONAL LTD.

By: North Sound Capital LLC; Investment Advisor

By: /s/ Thomas McAuley
    ----------------------------------
    Name: Thomas McAuley
    Title: Chief Investment Officer

NORTH SOUND LEGACY INSTITUTIONAL FUND LLC

By: North Sound Capital LLC; Manager

By: /s/ Thomas McAuley
    ----------------------------------
    Name: Thomas McAuley
    Title: Chief Investment Officer

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